Advertising and Promotional Expenses, included in Sales and Marketing Expenses	12 Months Ended
Dec. 31, 2020
ADVERTISING AND PROMOTIONAL EXPENSES, INCLUDED IN SALES AND MARKETING EXPENSES [Abstract]
Advertising and Promotional Expenses, included in Sales and Marketing Expenses
6. ADVERTISING AND PROMOTIONAL EXPENSES, INCLUDED IN SALES AND MARKETING EXPENSES
Advertising and promotional expenses are included in sales and marketing expenses, and generally represent the expenses of promotions to create or stimulate a positive image of the Sohu Group or a desire to subscribe for the Group’s products and services. Advertising expenses are expensed as incurred. For the years ended December 31, 2020, 2019 and 2018, advertising and promotional expenses recognized in the consolidated statements of comprehensive income were $84.7 million, $124.6 million and $137.6 million, respectively.